                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



To the Members of


866 U.N. Plaza Associates LLC



     We consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-40787) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 15, 1997, except for Note 2, as to which the date is March 12, 1997, on the balance sheet of 866 U.N. Plaza Associates LLC (formerly 866 U.N. Plaza Associates), as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Vornado Realty Trust, dated March 12, 1997, as amended by the Form 8-K/A, dated March 12, 1997, and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.



FRIEDMAN ALPREN & GREEN LLP



New York, New York


February 9, 1998

                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



To the Partners of


Two Penn Plaza Associates L.P.



     We consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-40787) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 15, 1997, except for Note 2, as to which the date is March 12, 1997, on the balance sheet of Two Penn Plaza Associates L.P., as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Vornado Realty Trust, dated March 12, 1997, as amended by the Form 8-K/A of Vornado Realty Trust, dated March 12, 1997, and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.



FRIEDMAN ALPREN & GREEN LLP



New York, New York


February 9, 1998

                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



To the Partners of


B&B Park Avenue L.P.



     We consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-40787) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 15, 1997, except for Note 2, as to which the date is March 12, 1997, on the balance sheet of B&B Park Avenue L.P., as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Vornado Realty Trust, dated March 12, 1997, as amended by the Form 8-K/A of Vornado Realty Trust, dated March 12, 1997, and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.



FRIEDMAN ALPREN & GREEN LLP



New York, New York


February 9, 1998

                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



To the Partners of


M Eleven Associates, M 393 Associates and Eleven Penn Plaza Company



     We consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-40787) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 14, 1997, except for Note 2, as to which the date is March 12, 1997, on the balance sheet of M Eleven Associates, M 393 Associates and Eleven Penn Plaza Company, as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Vornado Realty Trust, dated March 12, 1997, as amended by the Form 8-K/A of Vornado Realty Trust, dated March 12, 1997, and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.



FRIEDMAN ALPREN & GREEN LLP



New York, New York


February 9, 1998

                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



To the Partners of


1740 Broadway Associates, L.P.



     We consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-40787) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 16, 1997, except for Note 2, as to which the date is March 12, 1997, on the balance sheet of 1740 Broadway Associates, L.P., as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Vornado Realty Trust, dated March 12, 1997, as amended by the Form 8-K/A of Vornado Realty Trust, dated March 12, 1997, and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.



FRIEDMAN ALPREN & GREEN LLP



New York, New York


February 9, 1998